SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Information Statement

☐ Definitive Information Statement

☐ Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

T3 MOTION, INC.

(Name of Registrant as Specified In Its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee previously paid with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

INFORMATION STATEMENT

OF

T3 MOTION, INC.

2990 Airway Avenue

Costa Mesa, California 92626

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
T3 MOTION, INC.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of T3 Motion, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), in connection with the authorization of two corporate actions described below by our Board of Directors (the “Board”) by unanimous written consents dated as of November 15, 2012 and December 5, 2012 and the approval of such corporate actions by the written consent, dated as of November 26, 2012, as amended on December 17, 2012, of our stockholders entitled to vote a majority of the aggregate shares of our common stock, par value $0.001 per share (the “Common Stock”), outstanding on such date.

Stockholders holding in the aggregate 7,520,145 shares of Common Stock or 58.3% of the Common Stock outstanding on such date, approved the corporate actions described below under the headings “ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS—Stock Issuance Approval and Capital Increase Amendment”. Accordingly, all necessary corporate approvals in connection with these matters have been obtained and this Information Statement is furnished with respect to these matters solely for the purpose of informing our stockholders, in the manner required under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Article II, Section 2.09 of our Bylaws, of these corporate actions before they take effect.

This Information Statement is also being mailed or furnished to our stockholders in connection with the authorization of an additional corporate action by the Board by unanimous written consent dated as of November 15, 2012 and the approval of such action by the written consent dated as of November 26, 2012, as amended on December 17, 2012, of our stockholders entitled to vote a majority of the aggregate shares of the Common Stock outstanding on such date. Stockholders holding in the aggregate 7,520,145 shares of Common Stock or 58.3% of the Common Stock outstanding on such date approved the corporate action described below under the heading “ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS—Reverse Stock Split”, subject to the final authorization and approval of this action by the Board. At such time, if ever, as final approval of this action by the Board has been obtained, including approval of the split ratio, all necessary corporate approvals in connection with this matter will have been obtained. This Information Statement is furnished with respect to this matter solely for the purpose of informing our stockholders, in the manner required under the Exchange Act and Article II, Section 2.09 of our Bylaws, of the corporate action before it may take effect.

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The Board has set the close of business on December 10, 2012 as the record date for stockholders entitled to receive a copy of this Information Statement. As of the record date, there were 15,296,777 shares of Common Stock outstanding. This Information Statement is first being mailed or furnished to our stockholders on or about January __ , 2013, and the transactions described herein under the headings “ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS—Stock Issuance Approval and Capital Increase Amendment” shall not become effective prior to the 21st day after this Information Statement is so mailed or furnished. The transactions described herein under the heading “ACTIONS BY THE BOARD OF DIRECTORS- Reverse Stock Split” shall not become effective prior to the 21st day after this Information Statement is so mailed or furnished and before the approval of such action by the Board has been obtained.

The last reported closing sale price of our Common Stock on NYSE MKT LLC on December 28, 2012 was $0.22 per share.

ACTIONS BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

Stock Issuance Approval

On November 26, 2012, we entered into a securities purchase agreement with several institutional and individual accredited investors pursuant to which agreed to issue to the investors non-interest bearing senior secured convertible debentures due November 26, 2013 (the “Debentures”) in the principal amount $4,355,250 convertible into Common Stock at $0.10 per share, five-year warrants (the “Warrants”) to purchase 43,552,500 shares of Common Stock at an exercise price of $0.10 per share, and 4,355,250 shares of Common Stock (the “Closing Shares”). The financing included the conversion of $1,240,750 of existing indebtedness and resulted in $2,825,000 of net cash proceeds to us. The securities purchase agreement and the transactions contemplated thereby were approved by the unanimous written consent of the Board on November 15, 2012.

On November 27, 2012, we issued to investors in the financing Debentures convertible into 43,552,500 shares of Common Stock (the “Debenture Shares”) and Warrants to purchase an aggregate of 43,552,500 shares of Common Stock (the “Warrant Shares”). We also issued an aggregate of 2,390,750 Closing Shares to the investors. In light of restrictions imposed by the NYSE MKT, LLC on share issuances in excess of 19.99% of a corporation’s outstanding stock, the securities purchase agreement required us to solicit and receive approval from the holders of a majority of our outstanding voting securities for the issuance of any Closing Shares, Debenture Shares or Warrant Shares in excess of 2,579,914 shares. Accordingly, we deferred the issuance of 1,964,500 Closing Shares (the “Deferred Closing Shares”).

By unanimous written consent dated as of November 15, 2012, the Board adopted a resolution approving the securities purchase agreement and the transactions contemplated thereby including the issuance of the Debenture Shares, the Warrant Shares and the Closing Shares (the “Stock Issuances”). The action taken by the Board with respect to the approval of the Stock Issuances was subsequently approved by the written consent dated as of November 26, 2012, as amended on December 17, 2012, of our stockholders entitled to vote a majority of the shares of Common Stock then outstanding, copies of which are attached hereto as APPENDIX A. No Deferred Closing Shares will be issued pursuant to the securities purchase agreement and no Debenture Shares or Warrant Shares will be issued upon conversion of the Debentures or exercise of the Warrants, respectively, until the 21st day after the mailing of this Information Statement.

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Capital Increase Amendment

We are currently authorized to issue a total of 150,000,000 shares of Common Stock. We currently have 15,296,777 shares of Common Stock outstanding. In addition, we have reserved for issuance 106,000,019 shares of Common Stock, including 1,964,500 Deferred Closing Shares, 43,552,500 Debenture Shares, 54,701,934 shares upon exercise of all outstanding warrants and 5,781,934 shares issuable upon exercise of all outstanding stock options. Pursuant to the terms of the securities purchase agreement, the investors have the right, but not the obligation, to purchase additional Debentures and Warrants at levels equal to their participation in the financing at any time prior to May 27, 2014 (the “Reinvestment Right”). In the event that all of the investors exercise their Reinvestment Right in full, the additional Debentures and Warrants sold to the investors would result in us being obligated to issue an additional 43,552,500 Debenture Shares (the “Additional Debenture Shares”) and 43,552,500 Warrant Shares (the “Additional Warrant Shares”).

In order for us to be able to meet our obligations to issue these Additional Debenture Shares and Additional Warrant Shares, the securities purchase agreement required us to solicit and receive approval from the holders of a majority of our outstanding voting securities to amend our Certificate of Incorporation, as amended (“Certificate of Incorporation”) to increase the number of authorized shares of our Common Stock. By unanimous written consents dated as of November 15, 2012 and December 5, 2012, the Board adopted resolutions approving the amendment of our Certificate of Incorporation to increase the number of authorized shares of our Common Stock to 250,000,000 shares (the “Capital Increase Amendment”).

The Capital Increase Amendment was approved by the written consent dated as of November 26, 2012, as amended on December 17, 2012, of our stockholders entitled to vote a majority of the shares of Common Stock then outstanding, a copies of which are attached hereto as APPENDIX A. The Capital Increase Amendment will not be filed with the Secretary of State of Delaware until the 21st day after the mailing of this Information Statement.

Reverse Stock Split

In accordance with NYSE MKT listing standards, we are required to maintain a minimum average closing stock price of $1.00 over a period of 30 consecutive days. The trading price of our Common Stock has recently fallen below the minimum price required by NYSE MKT listing standards. In order to be able maintain our listing on NYSE MKT, we are contemplating the implementation of a reverse stock split at a ratio of up to 1-for-50 shares, with all fractional shares rounded up to the next whole share, the exact ratio to be determined by further action of the Board after consultation with our advisors and NYSE MKT.

The securities purchase agreement, which was approved by the unanimous written consent of the Board dated November 15, 2012, required us to solicit and receive approval from the holders of a majority of our outstanding voting securities to effect a reverse stock split at a ratio of up to 1-for-50 shares. By written consent dated as of November 26, 2012, as amended on December 17, 2012, our stockholders entitled to vote a majority of the shares of Common Stock then outstanding approved an amendment of our Certificate of Incorporation to effect a reverse split of our Common Stock at a ratio of up to 1-for-50 shares, the specific ratio to be determined by the Board after consultation with our advisors and representatives of the NYSE MKT (the “Reverse Stock Split”). At such time, if ever, as the Board determines to effectuate the Reverse Stock Split, implementation will require final approval by the Board of an amendment to our Certificate of Incorporation, which amendment will contain the split ratio approved by the Board. The Reverse Stock Split cannot be implemented prior to the 21st day after the mailing of this Information Statement.

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The reasons for, and general effect of, the Stock Issuances are described in “ADOPTION OF A RESOLUTION TO APPROVE THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK.” The reasons for and the general effect of the Capital Increase Amendment are described in “ADOPTION OF A RESOLUTION TO EFFECT AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK.” The reasons and general effect of the Reverse Stock Split are described in “ADOPTION OF A RESOLUTION TO APPROVE A REVERSE SPLIT OF OUR COMMON STOCK.”

Other Matters Recently Considered by our Stockholders

In addition to the matters described above that were approved by our stockholders, our stockholders adopted resolutions to acknowledge their concurrence with, but not to give their consent to or approval of, the following actions that were approved by our Board:

Our stockholders adopted a resolution to acknowledge their concurrence with the Board’s approval of the reduction of the exercise price of our outstanding Series I Warrants to $.10 per share immediately prior to the closing of the financing. The Series I Warrants, which were issued in connection with our May 2011 public offering, had an initial exercise price of $3.50 per share that was reduced to $0.60 per share in August 2012. The Series I Warrants are subject to a negative covenant agreement dated May 19, 2011, which provides that, with limited exceptions, issuances of our Common Stock or Common Stock equivalents are prohibited if they are deemed issued for a price less than the exercise price of the Series I Warrants.

Our stockholders also adopted a resolution to acknowledge their concurrence with the Board’s approval of the execution of a new two-year employment agreement with Rod Keller in order to modify provisions related to Mr. Keller’s compensation. The employment agreement provides for the issuance to Mr. Keller of an option (the “First Option”) to purchase 3,000,000 shares of Common Stock in accordance with the provisions of our 2010 Stock Incentive Plan (the “Plan”). The First Option will vest as follows: 16.5% on the grant date, 8.5% on April 1, 2013 and the remainder in 24 equal and consecutive monthly installments commencing December 26, 2013. In the event that we complete a financing equal to or in excess of $3,000,000 prior to January 26, 2014, including pursuant to the Reinvestment Rights, we will grant Mr. Keller an additional option to purchase 3,000,000 shares of Common Stock in accordance with the terms of the Plan, subject to customary adjustments for reverse stock splits and similar events (the “Second Option”). If granted, the Second Option will vest as follows: 25% on the grant date and the remainder in 24 equal monthly installments commencing December 26, 2013. Vesting of the First Option and the Second Option is subject to acceleration upon a change of control, as defined in Mr Keller’s employment agreement.

Our stockholders also adopted a resolution to acknowledge their concurrence with the Board’s approval of the execution of an eighteen month employment agreement with Monique Apter, its new Vice President, Sales, Americas. Ms. Apter’s employment agreement is subject to renewal for successive additional one year periods, subject to earlier termination in accordance with its terms. Pursuant to her employment agreement, Ms. Apter will be entitled to receive a base salary of $175,000 per year and shall be eligible for an annual bonus award based on the terms and conditions our bonus plan, which shall include performance goals for us and/or Ms. Apter to be established by our Board or compensation committee. Ms. Apter’s employment agreement also provides for the issuance to Ms. Apter of an option (the “Initial Option”) to purchase 1,000,000 shares of Common Stock in accordance with the provisions of the Plan. The Initial Option will vest as follows: 10.4% on the grant date, 14.6% on July 1, 2013 and the remainder in 24 equal and consecutive monthly installments commencing December 26, 2013. In the event that we complete a financing equal to or in excess of $3,000,000 prior to January 26, 2014, including pursuant to the Reinvestment Rights, we will grant Ms. Apter an additional option to purchase 1,000,000 shares of Common Stock in accordance with the terms of the Plan, subject to customary adjustments for reverse stock splits and similar events (the “Subsequent Option”). If granted, the Subsequent Option will vest as follows: 25% on the grant date and the remainder in 24 equal monthly installments commencing December 26, 2013. Vesting of the Initial Option and the Subsequent Option is subject to acceleration upon a change of control, as defined in Ms. Apter’s employment agreement. The employment agreement is terminable by either party at any time. In the event of termination by us without cause or by notice of nonrenewal or by Ms. Apter for good reason, as those terms are defined in her employment agreement, she will entitled to severance for the greater of (i) the period of time from the date of termination through the end of her term of employment or (ii) six months.

The Board knows of no other matters other than as described in this Information Statement that have been recently approved or considered by the holders of the Common Stock.

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GENERAL

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

We will only deliver one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to our President at the address of our principal executive offices located at 2990 Airway Avenue, Costa Mesa, California, 92626 Telephone No. 714-619-3600.

APPROVAL REQUIREMENTS; DELAWARE LAW; NYSE MKT RULES

Section 141 of the Delaware General Corporation Law (the “DGCL”) provides that unless otherwise restricted by a company’s certificate of incorporation or bylaws, any action required or permitted to be taken at any meeting of the board of directors may be taken by written consent. Neither our Certificate of Incorporation nor Bylaws, as currently in effect, restrict the ability of the Board to act by written consent. Section 228 of the DGCL provides that, unless otherwise provided in a company’s certificate of incorporation, any action required to be taken or any action which may be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a written consent thereto is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Our Certificate of Incorporation does not prohibit our stockholders from acting by written consent.

Section 713 of the NYSE-MKT Rules requires a listed company to obtain the approval of its stockholders for securities sales or issuances, other than public offerings, if the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) is equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock. By unanimous written consent dated as of November 15, 2012, the Board adopted a resolution approving the securities purchase agreement and the transactions contemplated thereby including the issuance of the Debenture Shares, the Warrant Shares and the Closing Shares. The action taken by the Board with respect to the Stock Issuance Approval was subsequently approved by the written consent dated as of November 26, 2012, as amended on December 17, 2012, of our stockholders entitled to vote a majority of the shares of Common Stock then outstanding.

Section 242 of the DGCL provides that every amendment to a company’s certificate of incorporation shall first be adopted by its board of directors and then be subject to the approval of the holders of at least a majority of the shares of voting stock entitled to vote on any such amendment. A copy of the Certificate of Amendment to our Certificate of Incorporation that contains the Capital Increase Amendment is attached hereto as APPENDIX B. By unanimous written consents dated as of November 15, 2012 and December 5, 2012, the Board adopted resolutions approving the Capital Increase Amendment. The Capital Increase Amendment was approved by the written consent dated as of November 26, 2012, as amended on December 17, 2012, of our stockholders entitled to vote a majority of the shares of Common Stock then outstanding.

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By written consent dated as of November 26, 2012, as amended on December 17, 2012, our stockholders entitled to vote a majority of the shares of Common Stock then outstanding approved the implementation of the Reverse Stock Split, subject to final approval of the Board of an amendment to our Certificate of Incorporation to implement the Reverse Stock Split setting forth the split ratio.

VOTING SECURITIES AND
INFORMATION ON CONSENTING STOCKHOLDERS

As of November 26, 2012, there were 12,906,027 shares of Common Stock issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

Stockholders holding in the aggregate 7,520,145 shares of Common Stock or 58.3% of the Common Stock outstanding on such date approved the Stock Issuances, the Capital Increase Amendment and the Reverse Stock Split. No consideration was paid for the consent. The names of the consenting stockholders and the number of shares of Common Stock with respect to which such consent was given is as follows:

Name	Number of Shares of Common Stock for Which Consent Was Given	Percentage of Voting Stock
Ki Nam	3,442,722	26.7%
Vision Opportunity Master Fund, Ltd.	3,509,604	27.2%
Vision Capital Advantage Fund, L.P.	567,819	4.4%

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information as to each person who is known to us to be the beneficial owner of more than 5% of our outstanding Common Stock and as to the security and percentage ownership of each of our executive officers and directors and all of our officers and directors as a group as of November 26, 2012. As of November 26, 2012, there were 12,906,127 shares of Common Stock outstanding.

Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated. Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed below is c/o T3 Motion, Inc., 2990 Airway Avenue, Building A, Costa Mesa, California 92626.

All share ownership figures include shares of our Common Stock issuable upon securities convertible or exchangeable into shares of our Common Stock within 60 days of November 26, 2012, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

Names and Addresses of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class

Executive Officers and/or Directors
Ki Nam, Director (1)	5,099,922		39.5%
Robert Thomson, Director (3)	6,385,192		49.5%
David Snowden, Director (2)	35,000	*
Steven Healy, Director (2)	35,000	*
Bruce Nelson, Director (2)	25,000	*
Rod Keller, Jr., Chief Executive Officer and Director	0	*

5% Stockholders
Vision Opportunity Master Fund, Ltd. (4)	6,360,192		49.3%
Vision Capital Advantage Fund, L.P. (4)	6,360,192		49.3%
Total Force International Limited (5)	800,000		6.2%

All directors and executive officers as a group (6 persons)	11,580,187		89.7%

* Less than 1%

(1) Consists of (i) 632,243 shares of Common Stock held directly by Mr. Nam, (ii) 180.833 shares of Common Stock underlying options that are exercisable on or within 60 days, (iii) 90,000 shares of Common Stock held by Mr. Nam’s son, (iv) 2,659,579 shares of Common Stock held by The Nam Family Trust Dated 02/17/07, Ki Nam and Yeong Hee Nam as Trustees and (v) 1,537,337 shares of Common Stock underlying warrants held by Mr. Nam. Does not include 90,000 shares of Common Stock held by Mr. Nam’s daughter, as to which he disclaims beneficial ownership.

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(2) Represents shares underlying options that are exercisable on or within 60 days.

(3) Mr. Thomson is a director of Vision Capital Advisors, LLC (the “Investment Advisor”) and the director designee of the Investment Advisor, Vision Opportunity Master Fund, Ltd. (the “Master Fund”) and Vision Capital Advantage Fund L.P. (“VCAF”) (collectively with the Investment Advisor and the Master Fund, the “Funds”). Based on a Schedule 13D filed by the Funds, Adam Benowitz and VCAF GP, LLC on July 1, 2011. Except for 25,000 shares of Common Stock underlying options that are exercisable, Mr. Thomson disclaims beneficial ownership of all of our securities reported herein.

(4) The Master Fund and VCAF collectively own 4,077,423 shares of Common Stock and have the ability to acquire 2,282,769 shares of Common Stock through the exercise or conversion of derivative securities. VCAF GP, LLC serves as the general partner of VCAF. The Investment Manager serves as the investment manager of each Fund. Mr. Benowitz is the managing member of the Investment Manager and a managing member of the VCAF GP, LLC. The Investment Manager and Mr. Benowitz (and VCAF GP, LLC with respect to the shares of Common Stock owned by VCAF) may each be deemed to beneficially own the shares of Common Stock beneficially owned by the Master Fund and VCAF. Each disclaims beneficial ownership of such shares. The Funds, Mr. Benowitz and VCAF GP, LLC share power to vote or dispose of the shares. The business address of the Funds is c/o Vision Capital Advisors, LLC, 20 West 55th St, Fifth Floor, New York, NY 10019. Based on a Schedule 13D filed by the Funds, Adam Benowitz and VCAF GP, LLC on July 1, 2011.

(5) Includes 400,000 shares of Common Stock underlying warrants. Sam Lee has the power to vote and dispose of the shares of Common Stock held by Total Force International Limited.

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NOTICE TO STOCKHOLDERS OF ACTIONS
APPROVED BY CONSENTING STOCKHOLDERS

The following actions have been approved by the written consent of the holders together entitled to vote a majority of the aggregate shares of Common Stock:

ACTION I

ADOPTION OF A RESOLUTION TO APPROVE THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK

Purpose of the Stock Issuances

On November 27, 2012, we issued to investors in the financing, Debentures convertible into 43,552,500 shares of Common Stock, Warrants to purchase an aggregate of 43,552,500 shares of Common Stock and 2,390,750 Closing Shares. We also agreed to issue an aggregate of 1,964,500 Deferred Closing Shares. Section 713 of the NYSE-MKT Rules requires a listed company to obtain the approval of its stockholders for securities sales or issuances, other than public offerings if the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) is equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock. By written consent dated November 26 2012, as amended on December 17, 2012, our stockholders entitled to vote a majority of the shares of Common Stock then outstanding approved the Stock Issuances.

Effect of the Stock Issuance Approval

The approval by our stockholders of the Stock Issuances will enable us to comply with our obligation under the securities purchase agreement to issue the Deferred Closing Shares, our obligation under the Debentures to issue the Debenture Shares upon conversion of the Debentures and our obligation under the Warrants to issue the Warrant Shares upon exercise of the Warrants. The Stock Issuances will not have any immediate effect on the rights of existing stockholders other than a decrease in the existing stockholders’ current percentage of equity ownership in us that will result from the issuance of the Deferred Closing Shares and any issuance of the Debenture Shares and the Warrant Shares. Such stockholder approval will also enable us to issue any additional securities pursuant to the exercise of the Reinvestment Rights, subject to and following the filing of the Capital Increase Amendment.

Effective Date

We will not issue any Deferred Closing Shares, Debenture Shares or Warrant Shares until the effective date of the approval of the Stock Issuances, which is the 21st day after the mailing of this Information Statement.

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ACTION II

ADOPTION OF A RESOLUTION TO EFFECT AN INCREASE IN THE NUMBER
OF AUTHORIZED SHARES OF OUR COMMON STOCK

The Capital Increase Amendment

The Capital Increase Amendment to our Certificate of Incorporation in the form attached hereto as APPENDIX B, increases the authorized shares of our Common Stock from 150,000,000 shares to 250,000,000 shares.

Our Certificate of Incorporation shall be amended by amending in its entirety the first paragraph of Article FOURTH thereof as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares which the corporation is authorized to issue is Two Hundred Seventy Million (270,000,000) shares. Two Hundred Fifty Million (250,000,000) shares shall be Common Stock with a par value of $0.001 per share and Twenty Million (20,000,000) shares shall be Preferred Stock with a par value of $0.001 per share.”

Purpose of the Capital Increase Amendment

The purpose of the Capital Increase Amendment is to provide us with the necessary flexibility to implement corporate plans including (i) the issuance of shares in connection with any future financings, including the potential financings contemplated by the securities purchase agreement that may result from the exercise by the investors in the financing of their Reinvestment Right, (ii) the issuance of shares for general corporate purposes such as stock dividends, (iii) the issuance or reservation of stock pursuant to employee benefit or compensation programs or plans and (iv) the issuance of shares in connection with potential acquisitions or other transactions which the Board believes provide the potential for growth and profit. To the extent that additional shares are available, transactions dependent upon the issuance of additional shares would be less likely to be subject to delays, uncertainties and expense occasioned by the need to obtain stockholder authorization prior to the consummation of such transactions, unless such action is required by applicable law or the rules of NYSE MKT or any other stock exchange on which the Common Stock is or may be listed.

Except for the potential issuance of the Additional Debenture Shares and/or the Additional Warrant Shares in connection with the potential financings contemplated by the securities purchase agreement that may result from the exercise by the investors of their Reinvestment Rights, we have no current specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of Common Stock.

Effect of the Capital Increase Amendment

The increase in authorized capital stock will not have any immediate effect on the rights of existing stockholders. The Board will, however, have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by our Certificate of Incorporation or the rules of NYSE MKT or any other stock exchange on which the Common Stock is traded or applicable law. To the extent that additional authorized shares are issued in the future, they may also decrease the existing stockholders’ percentage of equity ownership in us and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

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The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of us without further action by our stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of us more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of us.

The Board is not currently aware of any attempt to take over or acquire control of our company. While it may be deemed to have potential anti-takeover effects, the Capital Increase Amendment is not prompted by any specific effort or takeover threat currently perceived by the Board or management.

Effective Date

Under applicable federal securities laws, the Capital Increase Amendment cannot be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders. The Capital Increase Amendment will become effective upon filing with the Secretary of State of Delaware, which is expected to take place on the 21stday following such mailing.

ACTION III

ADOPTION OF A RESOLUTION TO APPROVE A REVERSE SPLIT OF OUR COMMON STOCK

The Reverse Split

In accordance with NYSE MKT listing standards, we are required to maintain a minimum average closing stock price of $1.00 over a period of 30 consecutive days. The trading price of our Common Stock has recently fallen below the minimum price required by NYSE MKT listing standards. In order to be able maintain our listing on NYSE MKT, we are contemplating the implementation of a reverse stock split at a ratio of up to 1-for-50 shares, with all fractional shares rounded up to the next whole share, the exact ratio to be determined by further action of the Board after consultation with our advisors and NYSE MKT. In making its determination with respect to the authorization of a Reverse Split, including the specific split ratio, the Board will assess numerous factors including, but not limited to, analysis of our most recent fiscal quarter, general economic conditions, the existing and expected marketability and liquidity of the Common Stock and the trading price of the Common Stock in relation to the continued listing requirements of the NYSE MKT.

The Reverse Stock Split will be accomplished by filing a Certificate of Amendment to our Certificate of Incorporation to include paragraphs substantially in the following form (the bracketed sections will be filled in at such time, if any, as the Board approves the Reverse Stock Split and determines the split ratio):

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Our Certificate of Incorporation shall be amended by adding three sentences substantially in the following form (the bracketed sections will be filled in at such time as the Board determines the final reverse split ratio) immediately following the third sentence of Article FOURTH thereof as follows:

“Effective upon filing on [___________, 20__ ] every [_____( )] shares of the Corporation’s issued and outstanding Common Stock shall be combined into [___( )] fully paid and nonassessable share(s) of Common Stock, with all fractional shares caused by such combination rounded up to the next whole share. Prior to the reverse split, the Corporation had [__________] shares of Common Stock outstanding. After the reverse split, the Corporation will have [____________] shares of Common Stock outstanding.”

The Reverse Stock Split will become effective on the date specified in the Certificate of Amendment to our Certificate of Incorporation that we file with the Secretary of State of Delaware. The exact timing of filing of any Certificate of Amendment with respect to the Reverse Stock Split will be determined by the Board based on its evaluation as to if and when the Reverse Split will be most advantageous to us and our stockholders. The Board reserves the right, notwithstanding the receipt of stockholder approval of the Reverse Stock Split and without further action by the stockholders to elect not to proceed with the Reverse Stock Split.

Effects of the Reverse Stock Split

As of December 4, 2012, we had 15,296,777 shares of Common Stock outstanding, exclusive of the Deferred Closing Shares. We also have reserved for issuance 106,000,019 shares of Common Stock underlying convertible securities including the Warrants, the Debentures, and other public warrants and options under our incentive plans. Following the Reverse Stock Split, the exercise price and number of shares issuable in connection with the exercise or conversion of such securities will be adjusted in proportion to the ratio of the Reverse Stock Split approved by the Board up to a ratio of 1-for-50.

The following table sets forth the approximate percentage reduction in the outstanding shares of the Common Stock and the approximate number of shares of the Common Stock that would be outstanding and issuable upon exercise or conversion as a result of the Reverse Stock Split based on the proposed reverse split ratios set forth below:

Proposed Reverse Split Ratio	Percentage Reduction		After Reverse Stock Split
		Shares Outstanding(1)	Shares Underlying Convertible Securities
1 for-20	95%	863,064	5,201,776
1 for-30	96.6%	575,376	3,467,851
1 for-40	97.5%	431,532	2,600,888
1 for-50	98%	345,226	2,080,710

(1) Assumes the issuance of the Deferred Closing Shares.

Under the Reverse Stock Split, the number of authorized shares of the Common Stock will not be reduced. This will increase significantly the ability of the Board to issue authorized and unreserved shares of the Common Stock without further stockholder approval unless such approval is required under applicable law or the law or the rules of NYSE MKT or any other stock exchange on which the Common Stock is or may be listed. The issuance in the future of such additional authorized shares of the Common Stock may have the effect of diluting the earnings per shares and book value per shares as well as the stock ownership and voting rights of the currently outstanding shares of the Common Stock.

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The effective increase in the number of authorized but unissued and unreserved shares of the Common Stock may be construed as having an anti-takeover effect. See “ADOPTION OF A RESOLUTION TO EFFECT AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK—Effect of the Capital Increase Amendment” for a discussion of potential anti-takeover effects associated with an increase in the number of authorized shares of Common Stock. The Board is not currently aware of any attempt to take over or acquire control of us. While it may be deemed to have potential anti-takeover effects, the Board’s consideration of the Reverse Stock Split is not prompted by any specific effort or takeover threat currently perceived by the Board or management. Except for the potential issuance of the Additional Debenture Shares and/or the Additional Warrant Shares in connection with the potential financings contemplated by the securities purchase agreement that may result from the exercise by the investors of their Reinvestment Rights, we have no current specific plans, arrangements or understandings, either written or oral, to issue any of the additional shares of Common Stock that will result from consummation of the Reverse Stock Split.

Effective Date

At such time, if ever, as the Board determines to effectuate the Reverse Stock Split, it will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of Delaware. Under applicable federal securities laws, the Reverse Stock Split cannot be effective until at least the 21st calendar day after this Information Statement is mailed to our stockholders.

NO DISSENTER’S RIGHTS OF APPRAISAL

We are a Delaware corporation and are governed by the DGCL. Holders of our voting securities are not entitled to dissenters’ rights in connection with the Stock Issuances, the Capital Increase Amendment or the Reverse Stock Split.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Stock Issuances or with respect to the Capital Increase Amendment or the Reverse Stock Split that is not shared by all other stockholders of ours.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT US

We are subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

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By Order of the Board of Directors

__________________, 2013

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APPENDIX A

ACTION BY WRITTEN CONSENT

OF THE

STOCKHOLDERS

OF

T3 MOTION, INC.
(a Delaware corporation)

The undersigned stockholders of T3 Motion, Inc. (the “Company”), holding in the aggregate a majority of the outstanding shares of the Company entitled to vote on the matters set forth below, acting in accordance with Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) and the bylaws of the Company, hereby adopt the following resolutions:

RESOLVED, that the Company be, and it hereby is, authorized to enter into a Securities Purchase Agreement in the form previously delivered to the undersigned (the “SPA”) with “accredited” investors pursuant to which the Company may issue up to $10,000,000 in principal amount of one-year Senior Secured Convertible Debentures (the “Debentures”), five-year warrants (the “Warrants”) to purchase up to 100,000,000 shares of the Company’s common stock (the “Common Stock”) and 5,000,000 shares of Common Stock (the “Closing Shares”), the Debentures and the Warrants to be in the forms attached as exhibits to the SPA; and it is further

RESOLVED, that the Closing Shares and the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants (collectively, the “Underlying Shares”) be authorized and reserved for issuance by the Company; and it is further

RESOLVED, that an amendment to the Company’s certificate of incorporation (the “Amendment”) increasing the number of authorized shares of Common Stock to 250,000,000 shares, or such other number as the proper officers of the Company deem necessary and desirable to effectuate the transactions contemplated by the SPA is hereby approved; and it is further

RESOLVED, that the Company be, and it hereby is, authorized to effect up to a 1 for 50 reverse stock split such that up to every 50 shares issued and outstanding shares of Common Stock shall be automatically converted into one share of Common Stock (the “Split”), the specific ratio of the Split to be determined by the Board of Directors of the Company after consultation with its advisors and representatives of the NYSE MKT; and it is further

RESOLVED, that the officers of the Company are hereby authorized to (i) effect the filing of the Amendment with the Secretary of State of the State of Delaware on the 21st day following the mailing of an information statement regarding the Amendment, the Split and the reservation and issuance of the Underlying Shares to the Company’s stockholders in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the DGCL (the “Effective Date”), (ii) effect the Split at any time after the Effective Date, and (iii) issue within five business days after the Effective Date Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the initial closing of the SPA required by the SPA to be issued; and it is further

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RESOLVED, that the Company be, and it hereby is, authorized to reduce the exercise price of its outstanding Series I Warrants to $.10 per share immediately prior to the closing of the transactions contemplated by the SPA; and it is further

RESOLVED, that the Company’s executive compensation arrangements with Rod Keller and Monique Apter set forth on Schedule 2.3(b) of the SPA be, and they hereby are, approved; and it is further

RESOLVED, that each authorized officer be, and hereby is, authorized and empowered, in the name and on behalf of the Company, to execute all such further documents, certificates or instruments, and to take all such further action, as any such officer may deem necessary, proper, convenient or desirable in order to carry out each of the foregoing resolutions and fully to effectuate the purposes and intents thereof, and that all actions taken by the officers of the Company to date, in connection with the foregoing resolutions or otherwise, are hereby in all respects confirmed, ratified and approved.

This Action by Written Consent may be executed in counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. The undersigned have executed this Action by Written Consent as of the date first above written, and have directed that this Action by Written Consent be filed with the minutes of the proceedings of the directors and stockholders of the Company.

Dated: November 26, 2012

/s/ Ki Nam
Ki Nam

Vision Opportunity Master Fund, Ltd.

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Director

Vision Capital Advantage Fund, L.P.
By: VCAF GP, LLC

Its: General Partner

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Managing Member

17

AMENDMENT TO

ACTION BY WRITTEN CONSENT

OF THE

STOCKHOLDERS

OF

T3 MOTION, INC.
(a Delaware corporation)

The undersigned stockholders of T3 Motion, Inc. (the “Company”), having previously executed an Action By Written Consent of the Stockholders dated November 26, 2012 (the “November Consent”) hereby amend and clarify the actions taken and resolutions adopted in the November Consent as follows:

WHEREAS, the undersigned stockholders of the Company holding, as of November 26, 2012, in the aggregate a majority of the outstanding shares of the Company entitled to vote on the matters set forth below; and

WHEREAS, the undersigned stockholders wish to amend and clarify the purpose and intent of the resolutions adopted in the November Consent since certain of the resolutions were adopted in accordance with Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) and the bylaws of the Company or the rules of the NYSE MKT, LLC (“NYSE MKT”) to evidence the approval of the stockholders of the actions described therein in accordance therewith while other resolutions were adopted solely to acknowledge the concurrence of the undersigned stockholders with the actions approved and taken by the Company’s Board of Directors, as no stockholder approval of these actions was required pursuant to the DGCL, the rules of the NYSE MKT, the Company’s certificate of incorporation or bylaws or any contractual or other obligation of the Company.

NOW THEREFORE, the undersigned stockholders hereby acknowledge their concurrence with the actions taken by the Board of Directors of the Company acting in its sole discretion:

RESOLVED, that the Company be, and it hereby is, authorized to enter into a Securities Purchase Agreement in the form previously delivered to the undersigned (the “SPA”) with “accredited” investors pursuant to which the Company may issue up to $10,000,000 in principal amount of one-year Senior Secured Convertible Debentures (the “Debentures”), five-year warrants (the “Warrants”) to purchase up to 100,000,000 shares of the Company’s common stock (the “Common Stock”) and 5,000,000 shares of Common Stock (the “Closing Shares”), the Debentures and the Warrants to be in the forms attached as exhibits to the SPA; and it is further

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RESOLVED, that the Company be, and it hereby is, authorized to reduce the exercise price of its outstanding Series I Warrants to $.10 per share immediately prior to the closing of the transactions contemplated by the SPA; and it is further

RESOLVED, that the Company’s executive compensation arrangements with Rod Keller and Monique Apter set forth on Schedule 2.3(b) of the SPA be, and they hereby are, approved.

AND NOW, THEREFORE, the undersigned stockholders, acting in accordance with Section 228 of the DGCL, the bylaws of the Company and the rules of the NYSE MKT, hereby reaffirm their adoption of the following resolutions pursuant to the November Consent and their approval of the actions described therein:

RESOLVED, that the Closing Shares and the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants (collectively, the “Underlying Shares”) be authorized and reserved for issuance by the Company; and it is further

RESOLVED, that an amendment to the Company’s certificate of incorporation (the “Amendment”) increasing the number of authorized shares of Common Stock to 250,000,000 shares, or such other number as the proper officers of the Company deem necessary and desirable to effectuate the transactions contemplated by the SPA is hereby approved; and it is further

RESOLVED, that the Company be, and it hereby is, authorized to effect up to a 1 for 50 reverse stock split such that up to every 50 shares issued and outstanding shares of Common Stock shall be automatically converted into one share of Common Stock (the “Split”), the specific ratio of the Split to be determined by the Board of Directors of the Company after consultation with its advisors and representatives of the NYSE MKT; and it is further

RESOLVED, that the officers of the Company are hereby authorized to (i) effect the filing of the Amendment with the Secretary of State of the State of Delaware on the 21st day following the mailing of an information statement regarding the Amendment, the Split and the reservation and issuance of the Underlying Shares to the Company’s stockholders in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the DGCL (the “Effective Date”), (ii) effect the Split at any time after the Effective Date, and (iii) issue within five business days after the Effective Date Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the initial closing of the SPA required by the SPA to be issued; and it is further

RESOLVED, that each authorized officer be, and hereby is, authorized and empowered, in the name and on behalf of the Company, to execute all such further documents, certificates or instruments, and to take all such further action, as any such officer may deem necessary, proper, convenient or desirable in order to carry out each of the foregoing resolutions and fully to effectuate the purposes and intents thereof, and that all actions taken by the officers of the Company to date, in connection with the foregoing resolutions or otherwise, are hereby in all respects confirmed, ratified and approved

This Amendment to Action by Written Consent may be executed in counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. The undersigned have executed this Amendment to Action by Written Consent as of the date set forth below, and have directed that this Amendment to Action by Written Consent be filed with the minutes of the proceedings of the directors and stockholders of the Company.

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Dated:	December 17, 2012

/s/ Ki Nam
Ki Nam

Vision Opportunity Master Fund, Ltd.

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Director

Vision Capital Advantage Fund, L.P.
By: VCAF GP, LLC

Its: General Partner

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Managing Member

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APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

T3 MOTION, INC.

T3 Motion, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify:

1.            The Corporation’s original Certificate of Incorporation was filed with the Delaware Secretary of State on March 16, 2006.

2.            The first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Two Hundred Seventy Million (270,000,000) shares. Two Hundred Fifty Million (250,000,000) shares shall be Common Stock with a par value of $0.00l per share and Twenty Million (20,000,000) shares shall be Preferred Stock with a par value of $0.001 per share.

3.             The amendment set forth herein has been duly approved and adopted by the Board of Directors of the Corporation by unanimous written consent.

4.            The amendment set forth herein was approved by the stockholders of the Corporation holding the required number of shares of the Corporation’s outstanding capital stock by written consent.

5.            Such amendment was duly adopted in accordance with the provisions of Section 141, 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Rod Keller, Jr., it’s Chief Executive Officer, this __ day of _________, 2013.

T3 MOTION, INC.

By:
Name: Rod Keller, Jr. Title: Chief Executive Officer

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